UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[ ]  Definitive proxy statement.

[ ]  Definitive additional materials.

[X]  Soliciting material pursuant to Section 240.14a-11(c) or
     Section 240.14a-12.

                  NUI Corporation
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                                Filed by NUI Corporation pursuant to Rule 14a-12
                                       under the Securities Exchange Act of 1934



The following is an employee newsletter distributed by NUI Corporation to its employees on September 1, 2004:



AGL Resources Meetings with NUI Employees Begin Sept. 13
NUI Training Begins Sept. 7

As previously announced, AGL Resources will meet with NUI employees in September as part of the merger transition process. Consultants from the Meridian Institute will help facilitate the meetings.

These meetings are an opportunity for NUI and AGL Resources employees to get to know each other. They also will provide AGL Resources with a better understanding of NUI and its culture, attitude, work ethics and employee skills.

During the meetings, questions will be asked. These questions are designed to help the AGL Resources staff evaluate the skills of NUI employees and understand their career objectives. The meetings will also cover employee attitudes regarding issues such as flexibility and willingness to try new assignments, geographical locations, work rules and processes.

The meetings also will give NUI employees the opportunity to share their thoughts about the company. For instance, what are NUI's strengths and innovations? What does the company do particularly well? Where are opportunities for improvement? Suggestions may include systems initiated but not well-employed; areas or processes that could be improved; aggravating issues or relationships that are causes of friction or that impact work flow and hinder efficiencies. These discussions of NUI's strengths and weaknesses will give AGL Resources a better sense of what should be prioritized after the close of the merger.

In order to prepare for these meetings, NUI is providing training sessions for all employees from Sept. 7-14. Not only will the sessions familiarize NUI employees with the topics to be covered in the September meetings, but they also will prepare employees for the interview process. Employees will find this training helpful in many situations, from meeting with AGL Resources to other opportunities they may have in the future. Please see below for the schedule and sign-up instructions.

The AGL Resources meetings begin Sept. 13 in both New Jersey and Florida and will run through the remainder of the month. Each session will be conducted by an AGL Resources representative who, in most cases, comes from the corresponding area or discipline of the NUI employee being interviewed. Some meetings will be conducted in group sessions for employees with similar job functions while others will be held one-on-one. However, any NUI employee who requests a personal interview may have one. In addition, employees who desire may also opt out of the interview process at their prerogative.

It is suggested that employees in supervisory or management positions bring a short resume to their meetings with AGL Resources. The NUI training will provide a suggested resume format. The resumes will be used to create a resource base of education, training, job skills and work experience that can be helpful in organizational design.

NUI employees should feel free to ask questions at the NUI training sessions to clarify any issues.

A MESSAGE TO EMPLYEES FROM CRAIG MATTHEWS

I fully recognize that one of the most important issues on employee's minds these days is the planned meetings with AGL Resources, scheduled to begin Sept.
13. I also appreciate the anxiety some of you feel about the process. To better prepare you for these meetings, we will be providing training sessions for all those wishing to attend. While I encourage each of you to attend, please realize that we cannot satisfy everyone's needs and concerns in these training sessions or in communicating the purpose and expectations of the AGL interviews as described in this Merger Update.

The purpose of the meetings, simply put, is for AGL Resources to get to know us better and understand us as a company. Since employees ARE the company, this interview process can give them a good assessment, but only if you're honest and candid with the representatives of AGL Resources with whom you will meet. Indeed, these meetings are a wonderful opportunity to educate AGL Resources about us. I encourage you not to be defensive or hold things close to the vest. Like AGL Resources, NUI has areas in which we excel and areas where we could improve. Describe these. Tell them your ideas, thoughts and recommendations. This will help give AGL Resources guidance as to which areas they should focus on first.

Some of you will see these meetings with AGL Resources as job interviews. I truly believe their purpose is broader, as I have suggested above. However, to be candid, they will have some influence on AGL Resources as it develops its plans for the post-merger organization.

I urge you to approach these meetings with a positive attitude and to be proud of your career and contributions to this company. We all know that, at the end of the day, some downsizing will occur after the close of the merger. That will be, to a large degree, a function of the organizational design, over which we have little control. However, your approach to this interview is within your control and only a positive attitude can influence the outcome favorably. You can demonstrate all that you are and all you are willing to be. I can't ask any more of you than to approach these meetings with that positive perspective and wish you all well.

Craig Matthews
President and CEO



Please see below for the New Jersey training schedule

New Jersey Training Schedule
----------------------------

Tuesday - September 7
Plaza                               Miami
A&B Room                            Customer Care Training Room
--------                            ---------------------------
9:00                                7:30 - Bargaining Unit employees
11:00                               10:00
2:00                                2:00


Wednesday - September 8
Green Lane                 Plaza                Brevard
Conference Room            Board Room           (room to be announced)
---------------            ----------           ----------------------
7:30 - UWA employees       10:00                7:30 - Bargaining Unit employees
3:00 - UWA employees                            11:00
                                                3:00

Thursday - September 9
New Village                Bedminster           Miami
Conference Room            Board Room           Customer Care Training Room
---------------            ----------           ---------------------------
7:30 - UWA employees       2:30                 7:30 - Bargaining Unit employees
10:00                                           10:00
                                                2:00

Friday - September 10
Green Lane
Conference Room            Elkton
---------------            ------
7:30 - UWA employees       8:00
10:00 - CWA employees
3:00 - UWA employees


Monday - September 13
Rahway                     Bedminster
Shape-Up Room              Board Room           Abingdon          Saltville
-------------              ----------           --------          ---------
8:00 - UWA employees       3:30                 9:00              1:00
12:00 - UWA employees                                             3:00


Tuesday - September 14
New Village                Green Lane           Plaza             Miami
Conference Room            Conference Room      Board Room        Customer Care
---------------            ---------------      ----------        Training Room
                                                                  --------------
7:30 - UWA employees       1:30 - CWA           3:30              7:30
                           employees                              10:00
                                                                  2:00

Management employees wishing to attend training should contact the appropriate training coordinator below:
o New Jersey - Janice DePatria - 973-394-2610 or janice.depatria@right.com
o Florida - Maria Hernandez - ext. 5300
o Elkton - Candy Davis - 410-398-4626
o Virginia - Will Clear - 276-619-5211

Bargaining Unit employees wishing to attend training should contact their supervisor.

Please Note: Green Lane and Rahway management employees should attend one of the Plaza training sessions.
--------------------------------------------------------------------------------

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed transaction, NUI has filed with the Securities and Exchange Commission (SEC) a preliminary proxy statement regarding the proposed merger transaction on Schedule 14A. The information contained in this preliminary filing is not complete and may be changed. Investors are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the stockholders of NUI seeking their approval of the proposed transaction. In addition, you may obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. Also, you may obtain documents filed with the SEC by NUI free of charge by requesting them in writing from NUI Corporation, P.O. Box 760, Bedminster, NJ 07921, Attention: Investor Relations, or by telephone at (908) 719-4223.

Participants in Solicitation

NUI and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of NUI in connection with the merger. NUI's preliminary proxy statement filed with the SEC contains information regarding NUI's participants and their interests in the solicitation.